UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2019

VIRTUAL INTERACTIVE TECHNOLOGIES CORP.

(Exact name of Registrant as specified in its charter)

Nevada	None	36-4752858
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 17th Street, Suite 2800 South

Denver, CO 80202

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (303) 228-7120

Mascota Resources Corporation

7976 East Phillips Circle, Centennial, CO 80112

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Explanatory Note

On October 4, 2019, we filed a Current Report on Form 8-K disclosing that we had completed the acquisition of Advanced Interactive Gaming, Inc., a Colorado corporation (“AIG”), pursuant to the terms of the Share Exchange Agreement entered into between the Company and shareholders of AIG. The purpose of this Amendment No. 1 to the Current Report is to file the required historical financial statements of AIG and the pro forma financial information required by Item 9.01 of Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of AIG and its wholly-owned subsidiary, Advanced Interactive Gaming, Ltd, a Bermuda limited liability corporation formed in September 2016, as of and for the years ended September 30, 2019 and September 30, 2018, including the notes thereto and the Report of Independent Registered Public Accounting firm thereon, are filed herewith as Exhibit 99.1. These audited consolidated financial statements do not reflect the results or operations of Virtual Interactive Technologies Corp, of which AIG Inc is a wholly-owned subsidiary.

(b)	Pro forma financial information.

The unaudited pro-forma financial information of the Company and AIG, including the notes thereto, are included in the financial statements which are being filed herewith as Exhibit 99.2.

(d)

Exhibits.

Exhibit No.	Description

16.1	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Pinnacle Accountancy)

16.2	CONSENT OF INDEPENDENT AUDITORS ( Plante & Moran, PLLC)

99.1	Audited consolidated financial statements of AIG as of and for the years ended September 30, 2019 and September 30, 2018

99.2	Unaudited pro forma financial information of the Company and AIG as of and for the year ended September 30, 2019

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SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtual Interactive Technologies, Corp.

By:	/s/ Jason D. Garber
Jason D. Garber President and Chief Executive Officer

Dated: January 15, 2020

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